UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 5, 2010
(Date of earliest event reported: March 5, 2010)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The purpose of this item is to disclose information regarding certain revisions to the possible principal terms and conditions of a possible refinancing that Revlon Consumer Products Corporation (‘‘RCPC’’), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’ and, together with RCPC the ‘‘Company’’), is exploring as to its existing credit facilities, including its term loan facility and revolving credit facility.  Such information includes a revised term sheet that RCPC is discussing with the potential lenders involved in refinancing RCPC's existing term loan facility.

The revised summary terms of the proposed 2010 term loan facility are attached to this Form 8-K as Exhibit 99.1 and are incorporated by reference into this Item 8.01.

The proposed refinancing transactions are expected to close and fund in early- to mid-March 2010. Consummation of the refinancing is subject to market and other customary conditions, including, among other things, the execution of definitive documentation and perfection of security interests in collateral.  There can be no assurances as to the terms and conditions on which the possible refinancing may be finalized and closed, nor that the possible refinancing will be finalized and closed.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding the proposed 2010 refinancing, and the terms, conditions, timing and costs of any such refinancing.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2009 Annual Report on Form 10-K filed with the SEC in February 2010 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2010 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unanticipated costs or RCPC's inability to consummate the proposed 2010 refinancing, in whole or in part, or unexpected changes in the terms, conditions, timing and/or costs of such refinancing. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Summary of Revised Terms and Conditions for Senior Secured Term Loan Credit Facility

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer and General Counsel

Date: March 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Revised Terms and Conditions for Senior Secured Term Loan Credit Facility

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